UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 28, 2000
                                                --------------------------------



Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of September 10, 2000, relating to the Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-3)
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             (Exact name of registrant as specified in its charter)



        New York                333-30082                       13-3728743
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)             Identification No.)



270 Park Avenue
New York, New York                                    10017
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code      (212) 270-6000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-3. On September 28, 2000, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 10, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Chase Manhattan Bank, as servicer, Lennar Partners, Inc., as special servicer, and State Street Bank and Trust Company, as trustee, of Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-3 (the "Certificates"), issued in eighteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance as of September 10, 2000 of $693,658,913 were sold to Chase Securities Inc., Deutsche Bank Securities Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of September 22, 2000, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

           (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
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(EX-4)                                    Pooling and Servicing Agreement,
                                          dated as of September 10, 2000,
                                          among Chase Commercial Mortgage
                                          Securities Corp., The Chase
                                          Manhattan Bank, Lennar Partners,
                                          Inc. and State Street Bank and
                                          Trust Company.

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 30, 2000


                                       CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:     /s/ David Nass
                                          -----------------------------
                                          Name:   David Nass
                                          Title:  Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

(EX-4)                    Pooling and  Servicing                        E
                          Agreement,  dated as of
                          September 10,  2000, among
                          Chase Commercial Mortgage
                          Securities Corp., The  Chase
                          Manhattan Bank, Lennar
                          Partners, Inc. and State
                          Street Bank and Trust Company.